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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



                                    FORM 8-K



                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)  October 14, 1998



                              THE PMI GROUP, INC.
             (Exact name of registrant as specified in its charter)



     DELAWARE                      1-13664                    94-3199675
(State of Incorporation)    (Commission File Number)     (I.R.S. Employer
                                                           Identification No.)



          601 MONTGOMERY STREET, SAN FRANCISCO, CALIFORNIA     94111

           (Address of principal executive offices)         (Zip Code)


Registrant's telephone number including area code:  (415) 788-7878


______________________________________________________________________

        (Former name or former address, if changed since last report.)
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Item 5.  Other Events

On October 14, 1998, The PMI Group, Inc., announced its third quarter earnings and financial results for the period ended September 30, 1998. A copy of the Company's press release dated October 14, 1998 announcing such earnings is filed as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 7.  Financial statements, Pro Forma Financial Information and Exhibits

         (c)  Exhibits

              The following exhibits are filed with this report:

Exhibit No.   Description

99.1          Press Release dated October 14, 1998


                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                              The PMI Group, Inc.
                              (Registrant)


October 14, 1998              By: /s/ John M. Lorenzen, Jr.
                                  John M. Lorenzen, Jr.
                                  Executive Vice President,
                                  Chief Financial Officer
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                                 EXHIBIT INDEX



Exhibit No.   Description

99.1          Press Release dated October 14, 1998